EXHIBIT 10.2

Amendment Twenty to Insurance Processing Agreement

This document is Amendment Twenty to the Insurance Processing Agreement, made and entered into effective June 1, 1993, and amended by Amendment One to Insurance Processing Agreement dated June 4, 1998; Amendment Two to Insurance Processing Agreement dated September 25, 1998; Amendment Three to Insurance Processing Agreement dated October 19, 1998; Amendment Four to Insurance Processing Agreement dated December 15, 1998, Amendment Five to Insurance Processing Agreement dated March 25, 1999, Amendment Six to Insurance Processing Agreement dated May 10, 1999, Amendment Seven to Insurance Processing Agreement dated June 24, 1999, Amendment Eight to Insurance Processing Agreement dated August 5, 1999, Amendment Nine to Insurance Processing Agreement dated October 1, 1999, Amendment Ten to Insurance Processing Agreement dated January 31, 2000, Amendment Eleven to Insurance Processing Agreement dated March 1, 2000, Amendment Twelve to Insurance Processing Agreement dated April 19, 2000, Amendment Thirteen to Insurance Processing Agreement dated July 31, 2000, Amendment Fourteen to Insurance Processing Agreement dated September 25, 2000, Amendment Fifteen to Insurance Processing Agreement dated October 31, 2000, Amendment Sixteen November 29, 2000, Amendment Seventeen to Insurance Processing Agreement dated January 24, 2001, Amendment Eighteen to Insurance Processing Agreement dated March 14, 2001, and Amendment Nineteen to Insurance Processing Agreement dated May 4, 2001, (the “Agreement”), by and between American National Insurance Company (“American National”) a Texas corporation, and Legacy Insurance Processing Group (“LMG”), a California corporation.

In consideration of mutual covenants contained herein, the parties agree as follows:

1.	“Section 6.1” of the Agreement is hereby deleted in its entirety and the following new Section 6.1 shall be substituted therefore:

“Subject to termination as hereinafter provided, this Agreement shall remain in force and effect until the close of business on August 31, 2001, the term of this Agreement. This Agreement may be renewed by mutual agreement for additional successive terms of one (1) year unless terminated by either party by prior written notice to the other at least one hundred eighty (180) days prior to the end of the initial term or the renewal term.”

Except as specifically amended hereby, all terms and provisions of the Insurance Processing Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties hereto have executed this Agreement.

LEGACY MARKETING GROUP	AMERICAN NATIONAL INSURANCE COMPANY

By: /s/ R. Preston Pitts	By: /s/ Kelly Collier

Title: President	Title: Vice President

Witness: /s/ Anne Sedleniek	Witness: /s/ Jynx Yucra

Date: June 28, 2001	Date: July 3, 2001